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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2006

                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its Charter)

            Michigan                  000-230-661              38-3317208
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

              30142 Wixom Road, Michigan                          48334
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       (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (248) 960-9009

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 9, 2006, the Company issued the press release attached hereto
Exhibit 99.1, announcing its financial results for the quarter ended
June 30, 2006.

ITEM 7.01    REGULATION FD DISCLOSURE.

         On August 9, 2006, the Company issued the press release attached hereto
Exhibit 99.1, announcing its financial results for the quarter ended
June 30, 2006.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)      EXHIBITS.

         The following exhibits are furnished with this Form 8-K:

         Exhibit   Description
         -------   -------------------------------------------------------------
         99.1      Press Release dated August 9, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ROCKWELL MEDICAL TECHNOLOGIES, INC.


Date:  August 9, 2006                        By:  /S/ Thomas E. Klema
                                                  ------------------------------
                                                  Thomas E. Klema
                                             Its: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit           Description
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99.1              Press Release dated August 9, 2006.

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